Exhibit 10.22(a)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 1 See Schedule 6. ISSUED BY USTRANSCOM/TCAQ-CP 508 Scott Drive Scott AFB, IL 62225-5357 7. ADMINISTERED BY (If other than Item 6) CODE USTRANSCOM/TCAQ-CM 508 Scott Drive Scott AFB, IL 62225-5357 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE 7. ADMINISTERED BY (If other than Item 6) CODE 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. 10B. DATED (SEE ITEM 13) CODE FACILITY CODE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: 12. Accounting and Appropriation Data (If required) 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. (X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not, is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED 16A. NAME AND TITLE OF SIGNER (Type or print) 16B. UNITED STATES OF AMERICA (Signature of Contracting Officer) 16C. DATE SIGNED BY STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243 The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer NSN 7540-01-152-9070 PREVIOUS EDITION UNUSABLE Created using PerForm Pro software. Unilateral -- FAR 52.217-8 Option to extend Services (Nov 1999) X a. The purpose of this modification is to extend the current contract three (3) months due to Civil Reserve Air Fleet (CRAF) program changes. b. The period of performance will change from 1 Oct 09 - 30 Sep 10 to 1 Oct 09 - 31 Dec 10. All other terms and conditions shall remain unchanged. c. Pages F-1 and I-1 have been revised and are replaced by pages F-1 and I-1 dated 19 May 10. The revisions are reflected by a black line in the right hand margin. The revisions updates the period of performance end date from 30 Sep 10 to 31 Dec 10. d. As a result of this modification, the estimated contract price is changed from $1,580,619,789.13 to $1,879,563,289.13, an estimated increase of $298,943.500.00. X 17/Sep/2009 HTC711-09-D-5004 1 // SIGNED // 19/May/2010 Stuart T. Eberle (618) 229-2511 Lucy.Hitsman@ustranscom.mil (618) 229-4796 OLIVIA L. HITSMAN HTC711 19/May/2010 HTC711 P00007 CODE EVERGREEN INTERNATIONAL AIRLINES, INC. DBA ALLIANCE CONTRACTOR TEAM 213 LOUDOUN STREET, SW LEESBURG, VA 20175-2718 3Q2H3 F87700

SOLICITATION NO: HTC711-09-R-0004
CONTRACT NO: HTC711-09-D-5004-P00007

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

1. PERIOD OF PERFORMANCE

a. Performance of this contract shall begin 01 October 2009, or the date of award, whichever occurs later. It shall continue through 31 December 2010 unless sooner terminated or extended by the Government under the provisions of this contract. All flights in progress at midnight of the last day of the contract shall not be affected by the expiration of this contract.

b. During performance of this contract, there may be a declaration of an airlift emergency or national emergency, or the CRAF may be activated, as described in Section C, PWS, Appendix 5. In such event, the Government may give notice to the Contractor to extend this contract for the purposes of ordering additional airlift services throughout the period of the emergency. In addition, the Contractor's commitment to the CRAF program will be extended for the entire period of CRAF activation, and for up to six months thereafter.

2. SCHEDULES

a. For the purposes of this paragraph "Schedules" shall mean the detailed arrangements regarding the date and time of day of the flight operation required to perform the air transportation services called for under this contract. To the extent such schedules are not specified in this contract, they shall be established by agreement between the Contractor and the CO or the Contracting Officer's Representative (COR) in accordance with the provisions of this paragraph. Scheduling for missions authorized under this contract will be accomplished by 618 TACC.

b. Schedule Formation and Coordination.

(1) **Fixed award cargo trips.**

618-TACC will provide proposed schedules for Contractor coordination at the conclusion of negotiations (approximately 30 calendar days prior to the month of operation). Contractor shall provide the following in writing to appropriate planner/planning directorate in 618 TACC within three (3) working days after verbal or other notification of the proposed 618 TACC schedule;

(a) confirmation of proposed schedule; or

(b) a proposed alternative schedule.

(2) **Fixed award passenger trips.**

AMC will provide proposed schedules for Contractor coordination at the conclusion of negotiations (approximately 90 calendar days prior to the month of operation.) Contractor shall provide the following in writing to appropriate planner/planning directorate in TACC within three (3) working days after verbal or other notification of the proposed 618 TACC schedule;

(a) confirmation of proposed schedule; or

(b) a proposed alternative schedule.

(3) **Expansion Requirements.**

All trips ordered under peacetime expansion provisions will be scheduled no later than 72 hours after notice of order; require confirmation within 24 hours, and will be ordered in accordance with Section H, paragraph 17. However, for semi-annual expansion requirements, schedules should be provided within an estimated 5-7 workdays after notice and confirmed within 5-7 days.

F-1 Revised : 12 May 2010

SOLICITATION NO: HTC711-09-R-0004
CONTRACT NO: HTC711-09-D-5004-P00007

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

1. 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998) FAR

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be addressed electronically at this address: http://farsite.hill.af.mil/

2. The following clauses are incorporated by reference:

FAR NUMBER	CLAUSE TITLE	DATE
52.202-1	DEFINITIONS	JUL 2004
52.203-3	GRATUITIES	APR 1984
52.203-5	COVENANT AGAINST CONTINGENT FEES	APR 1984
52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP 2006
52.203-7	ANTI-KICKBACK PROCEDURES	JUL 1995
52.203-8	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN 1997
52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN 1997
52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	SEP 2007
52.203-13	CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT	DEC 2008
52.204-2	SECURITY REQUIREMENTS	AUG 1996
52.204-7	CENTRAL CONTRACTOR REGISTRATION	APR 2008
52.209-6	PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	SEP 2006
52.215-2	AUDIT AND RECORDS - NEGOTIATION	JUN 1999
52.215-8	ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT	OCT 1997
52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT 1997
52.215-12	SUBCONTRACTOR COST OR PRICING DATA	OCT 1997
52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT 2004
52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POST RETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS	JUL 2005
52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT 1997
52.216-18	ORDERING The blank in para (a), line 5 is completed as follows: 1 Oct 09 through 31 Dec 10	OCT 1995
52.216-19	ORDER LIMITATIONS The blanks are completed as follows: Para (a), line 2 $3,000 (least amount of MOBREP funding) Para (b)(1) $4,000,000 (max single route value) Para (b)(2) $150,000,000 (max task order amount) Para (b)(3) 5 days Para (d), line 3 5 days	OCT 1995
52.216-22	INDEFINITE QUANTITY The blank in para (d), last line is completed as follows: 31 Dec 10	OCT 1995
52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY 2004

I-1 Revised: 12 May 2010